                                                                    Exhibit 99.1


ANC Rental Corporation, et al.           Case No. 01-11200 Jointly Administered


     COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
     -----------------------------------------------------------------------
                  For the Period July 1, 2003 to July 31, 2003


                                                                     Current Period Activity       Activity - Filing Period to Date
                                                                     ------------------------      --------------------------------
                                                                     ACTUAL         PROJECTED          ACTUAL         PROJECTED
                                                                     ------         ---------          ------         ---------

Cash - Beginning of Period                                          $ 66,568,411     $ 29,852,000    $ 101,226,814     $ 99,778,000

Receipts:
           Credit Card and Local Deposits                          $ 188,676,956    $ 222,588,000   $3,451,050,851   $3,393,382,000
           Collections of Accounts Receivable                         39,816,756       37,502,000    1,050,222,729      665,514,000
           Other Receipts                                             54,732,421       28,723,000      770,776,197      456,870,000
                                                                   -------------    -------------   --------------   --------------
Total Receipts                                                     $ 283,226,133    $ 288,813,000   $5,272,049,777   $4,515,766,000

Disbursements:
           US Trustee Fees Paid                                    $      83,500    $          --   $      545,750   $           --
    4      Fleet Operating Expenses                                   12,210,713       15,465,000      288,130,496      299,169,000
    5a     Personnel - Net Cash Payroll                               20,541,290       22,409,198      432,318,523      407,402,318
    5b     Personnel - Payroll Taxes Paid                              7,247,248        7,906,272      163,644,082      151,004,633
    5c     Personnel - Benefits Payments                               6,986,666        7,621,994      129,949,419      120,768,878
    5d     Personnel - Payments of Garnishments Withheld                 193,904          211,537        3,667,660        3,462,415
    6      Travel Expenses Paid                                          305,503          845,000        9,057,621        9,647,000
    7      Fuel Payments For Rental Fleet                              4,330,977        5,199,000       80,984,581       91,404,000
    8      Airport - Agency - Concession Fees Paid                    16,288,961       18,328,000      342,761,920      204,111,000
    9      Insurance Payments All                                     10,560,557       15,876,000      200,697,063      229,421,000
    11     Facility and Other Fixed Operating Expenses Paid           18,498,910       23,962,000      347,016,556      253,700,000
    13     Travel Agency Tour Operator Commission Payments             5,454,586        9,018,000      145,013,999      155,827,000
    14     Advertising Payments                                        2,818,625        7,394,000       96,287,165      133,681,000
    15     IT Consulting Payments                                      4,731,609        5,408,000       97,466,880       89,626,000
    16     IT Other Cash Payments                                      1,193,519          847,000       36,478,886       81,839,000
    17     Sales Taxes and Other Taxes Paid                           18,811,226       20,570,000      410,179,782      477,542,000
    18     Professional Fees Paid - Ordinary Course                    1,496,690        1,184,000       26,189,983       13,771,000
    19     Professional Fees Paid - Bankruptcy Professionals           1,232,115        1,394,000       42,189,018       44,296,000
    20     Other Miscellaneous Operating Expenses Paid                 3,246,399        1,394,000      165,877,408       68,298,000
    23     Capital Expenditures                                        1,561,606        1,480,000       27,425,592       93,289,000
    24     Interest and Financing Fees Paid                            5,783,862        4,376,000       50,727,061       39,803,000
    25     Vehicle Holding Costs Paid                                 86,872,394       81,646,000    1,630,469,328    1,447,186,000
   25.1    Fleet Purchase Payments and Financing Enhancements         32,902,124       12,000,000      555,756,256      351,954,000
    26     Working Capital Fundings to Subsidiaries                           --               --        4,000,000        6,000,000
                                                                   -------------    -------------   --------------   --------------
Total Disbursements                                                $ 263,352,984    $ 264,535,000   $5,286,835,031   $4,773,202,245

Net Cash Flow                                                      $  19,873,149    $  24,278,000   $  (14,785,254)  $ (257,436,245)
                                                                   -------------    -------------   --------------   --------------
Cash at End of Period                                              $  86,441,560    $  54,130,000   $   86,441,560   $ (157,658,245)
                                                                   =============    =============   ==============   ==============



Notes: "Projected" amounts for the month of July posted from the 2003 Cash Collateral Budget.

               Beginning Projected Balance for March '03 adjusted to 2003 Cash

               Collateral Beginning Balance and carried forward to July

               Projected amounts for the Filing Period to Date reflect a combination of:

                a. original cash budget

                b. revised cash budget of February 15, 2002

                c. Cash Collateral Budget of 2003

               Effective July 2002, category 12 "Other" has been combined with Category 20 "Other"

               Effective August 2002, all Insurance payments combined in item 9 "Insurance All"

                   ANC Rental Corporation et al.,
               Case No. 01-11200 Jointly Administered
                   Summary Combined Balance Sheet
                            July 31, 2003

                               Assets

Cash & Cash Equivalents                                       $    85,845,271
Restricted Cash                                                       596,289
Receivables, net                                                  132,285,160
Prepaid Expenses                                                   55,279,801
Revenue Earning Vehicles, net                                     (50,051,930)
Property Plant & Equip, net                                       189,947,350
Investment in Subsidiaries                                      3,881,917,762
Other Assets                                                       71,214,326

                                                              ---------------
Total Assets                                                  $ 4,367,034,029
                                                              ===============


                 Liabilities & Shareholders' Equity

Accounts Payable                                              $   129,215,506
Accrued Liabilities                                               231,421,092
Insurance Reserves                                                270,201,285
Other Debt                                                        384,593,431
Deferred Income Taxes                                             253,710,734
Interest Rate Hedges at Fair Value                                 82,260,000
Due to Affiliates                                                  35,663,998
Other Liabilities                                                  88,209,754

                                                              ---------------
Total Liabilities                                               1,475,275,800

Shareholders' Equity                                            2,891,758,229

                                                              ---------------
Total Liabilities & Shareholders' Equity                      $ 4,367,034,029
                                                              ===============


The Summary Combined Balance Sheet represents the combined balance sheets of the legal entity Debtors only and does not include either the elimination of inter-company transactions and investments as required under Generally Accepted Accounting Principles or the balance sheets of the Non-Debtors. Had inter-company transactions been eliminated and the balance sheets of the Non-Debtors, which are also wholly owned subsidiaries, been included and consolidated, Investments in Subsidiary would have been fully eliminated, Due to Affiliates would have been fully eliminated and Shareholders' Equity (Deficit) would have been ($364) million. A non-consolidated combining balance sheet has the effect of artificially inflating inter-company assets, inter-company liabilities and shareholders' equity (deficit). Nevertheless such presentation is required by the Operating Guidelines and Reporting Requirements established by the Office of the United States Trustee.

ANC Rental Corporation, et al.,
Case Number 01-11200 Jointly
Administered Combined Statement of Operations
For the Periods as Indicated


                                                                For the Period
                                        For the One               11/13/2001
                                        Month Ended                through
                                         07/31/2003               07/31/2003
                                        ------------            --------------
Total Revenue                            193,390,951            3,447,918,342

Direct Operating Costs                    74,672,923            1,669,038,297
Vehicle Depreciation, net                 64,058,968            1,389,375,587
SGA                                       31,623,412              724,650,999
Amortization of Intangibles                       --                  305,027
Transition Cost (Benefit)                  4,735,231              189,904,796
Interest Income                             (158,270)              (4,187,138)
Interest Expense (Income)                  2,606,860               90,715,919
FMV Stand Alone Caps                       2,004,803               64,818,726
Other (Income) / expense net                (116,760)             120,362,777

                                         -----------            -------------
Net Income                                13,963,784             (797,066,648)
                                         ===========            =============


Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.